Reconciliation of net cash flow from operating activities	6 Months Ended
Sep. 30, 2019
Reconciliation of net cash flow from operating activities
Reconciliation of net cash flow from operating activities

10   Reconciliation of net cash flow from operating activities

		Six months ended 30 September
		2019	2018
			(restated)[1]
	Note	€m	€m
Loss for the financial period		(1,891)	(7,802)
Loss from discontinued operations		—	3,535
Loss from continuing operations		(1,891)	(4,267)
Non-operating income and expense		—	3
Investment income		(281)	(184)
Financing costs		1,369	999
Income tax expense	4	1,380	1,420
Operating profit/(loss)		577	(2,029)
Adjustments for:
Share-based payments and other non-cash charges		78	46
Depreciation and amortisation		6,782	4,871
Loss on disposal of property, plant and equipment and intangible assets		24	19
Share of result of equity accounted associates and joint ventures		2,601	430
Impairment losses		—	3,495
Other (income)/expense		(1,024)	91
Increase in inventory		(6)	(202)
Increase in trade and other receivables		(1,069)	(1,443)
(Decrease)/increase in trade and other payables		(1,341)	47
Cash generated by operations		6,622	5,325
Net tax paid		(483)	(428)
Cash flow from discontinued operations		—	(71)
Net cash flow from operating activities		6,139	4,826

Note:

1.

Revenue for the comparative period has been revised for the allocation of, and timing of recognition for, equipment and service revenue compared to amounts previously disclosed in the condensed consolidated financial statements for the six months ended 30 September 2018. As a result, the loss for the financial period decreased by €31 million, income tax expense increased by €11 million and trade and other receivables increased by €42 million. There was no impact on the net cash flow from operating activities.